Exhibit 99.1

THE NEXT GREAT DESTINATION IN THE CATSKILLS

March 13, 2014 DAVID BRAIN PRESIDENT & CHIEF EXECUTIVE OFFICER 11

March 13, 2014
EPR Properties is a specialty real
estate investment trust (REIT).
We invests in properties in categories
which require unique industry
knowledge, and offer stable and
attractive returns.
•
Publicly traded on the NYSE : EPR
•
Established 1997
•
210+ properties in 38 US states / Canada
•
$3.5 billion total investments
•
$4.4 billion Market capitalization
•
Equity 65%. Debt 35%
WHO WE ARE

A
Google
Map data ©2014 Google, INEGI
Terms of Use

EPR Properties™
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WHERE WE ARE Entertainment: Megaplex Theatres, Family Entertainment Centers March 13, 2014 13

A
Google
Map data ©2014 Google, INEGI
Terms of Use

EPR Properties™
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WHERE WE ARE Recreation: Metro Ski, Waterparks, Golf Entertainment Complexes March 13, 2014 14

A
Google
Map data ©2014 Google, INEGI
Terms of Use

EPR Properties™
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WHERE WE ARE Education Public Charter Schools Early Childhood Education March 13, 2014 15

A
Google
Map data ©2014 Google, INEGI
Terms of Use

EPR Properties
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March 13, 2014 16 WHERE WE ARE All Properties

CineBowl & Grille
MOVIES
BOWLING
GAMES

EPR Properties
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PORTFOLIO
ENTERTAINMENT
Megaplex Theatres
Entertainment Retail Centers
Family Entertainment Centers
RECREATION
Metro Ski
Waterparks
Golf Entertainment Complexes
EDUATION
Public Charter Schools
Early Childhood Education
Private Schools
March 13, 2014

March 13, 2014
4 SEASONS OF INDOOR FUN & OUTDOOR ADVENTURE
HOSPITALITY:
Lodging options and conference center
ENTERTAINMENT:
Gaming, shopping, cinema, arcade
FOOD & DRINK:
Restaurants, bars, farmers markets
SPORTS & LEISURE:
Golf, racquet, tubing, sledding
ATTRACTIONS:
Waterpark, zip-lining, team building
HEALTH & WELLNESS:
Spa, fitness, swimming
CATSKILLS:
Skiing, hiking, biking, hunting, fishing
EVENTS:
Festivals, concerts, Bethel Woods
A NEW WORLD-CLASS INTEGRATED DESTINATION RESORT

March 13, 2014 19 CLOSE TO HOME. FAR FROM ORDINARY.

March 13, 2014 20

HART | HOWERTON

ADELAAR

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JIM TINSON CHIEF EXECUTIVE OFFICER March 13, 2014 22

DISNEY WORLD

HOTEL HERSHEY
Hershey, Pennsylvania

KILLINGTON RESORT
Killington, Vermont

BACHELOR GULCH
Vail Valley, Colorado

DEER VALLEY
Park City, Utah

THE GREENBRIER SPORTING CLUB
White Sulphur Springs, WV

ADELAAR

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DESIGNING COMPLETE ENVIRONMENTS March 13, 2014 23

PREMIER GOLF ENVIRONMENTS

7 of the top 10 by HART | HOWERTON

ATLANTIC GOLF CLUB

BAYONNE GOLF CLUB

SEBONACK GOLF CLUB

THE TUXEDO CLUB

GOLF CLUB OF PURCHASE

WESTHAMPTON GOLF CLUB

America's
TOP 100
GOLF
COMMUNITIES

Our Annual List of the Best Places
to Live—and Live Well

By David Gould and Lauren Kay

HEARTBREAK RIDGE Four Oscars and five Golden Globes later, Clint Eastwood may come to view Tehama, his golf community in Carmel, as a crowning achievement.

ADELAAR

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DESIGNING COMPLETE ENVIRONMENTS March 13, 2014 24

Rochester
Syracuse
Schenectady
Albany
BERKSHIRE HILLS
Boston
Springfiled
Providence
50 miles
100 miles
NYC
HAMPTONS

ADELAAR
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March 13, 2014 25 90 MINUTES FROM NEW YORK CITY

DELAWARE
Villa Roma Resort
Catskill Regional Medical Center
17
FALLSBURG
Catskill Regional Medical Center
Bethel Woods Center for the Arts
Sullivan County International Airport
Center for Discovery
Sullivan County Community College
Ulster County
Jellystone Cabins & Campground
Ellenville Regional Hospital
COCHECTON
Catskill Distilling Company
Chapin Estate
Monticello
Crystal Run Healthcare Rock Hill
20 Miles
MAMAKATING
THOMPSON
TUSTEN
Delaware River
FORESTBURGH
HIGHLAND
Neversink Unique Area
Sullivan County
Orange County
LUMBERLAND
84

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March 13, 2014 CENTRALLY LOCATED IN THE CATSKILLS Sullivan County 26

4
5
3
2
1

❶ Casino Resort and Entertainment Village
Casino Hotel and Spa, Full Scale Gaming (Slots and Table Games), Fine Dining, Resort Retail and Entertainment

❷ Golf
18 Hole Monster Golf Course and Clubhouse

❸ Family Resort Hotel
Indoor Waterpark, Event and Conference Center, Zip Lines, Ropes Course, Mountain Coaster

❹ Sporting Club
Lower Density Hotel and Spa, Experiential-based Hospitality, Resort Homes

❺ Village
Retail, Service, Commercial, Apartments, Townhouses, Residential Lots

ADELAAR
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March 13, 2014 27 Site Plan VISION – DEVELOPMENT FRAMEWORK

Sporting Club
• Lower Density Hotel & Spa
• Experiential-based Hospitality
• Boomer Resort Housing
Family Resort Hotel
• Waterpark
• Conference Center
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa
Lake Club — Timeshare & RV Park
Village
• Civic Center
• Retail / Service / Commercial
• Apartments
• Townhouses
• Residential Lots
Kiamesha Lake
Future Development Site
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Golf Course
Driving Range
Thompsonville Road
Rock Ridge Drive
Lake
Resort Entry Road
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17

ADELAAR

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March 13, 2014 THE NEXT GREAT DESTINATION IN THE CATSKILLS 28

March 13, 2014 29 FOUR SEASONS OF INDOOR FUN AND OUTDOOR ADVENTURE

FOUR SEASONS OF INDOOR FUN AND OUTDOOR ADVENTURE March 13, 2014 30

FOUR SEASONS OF INDOOR FUN AND OUTDOOR ADVENTURE March 13, 2014 31

FOUR SEASONS OF INDOOR FUN AND OUTDOOR ADVENTURE March 13, 2014 32

CINEMA

CAFE

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FROM IN-TOWN TO IN-NATURE EXPERIENCES Renderings March 13, 2014 33

March 13, 2014 34 IN THE SCENIC CATSKILLS The Site

Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Golf Course
Driving Range
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Resort Entry Road
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17

ADELAAR
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March 13, 2014 THE ADELAAR MASTER PLAN 35

Master Planner, Architect &
Landscape Architect
Hart Howerton
Engineering & Environmental
Planning and Permitting
AKRF, Inc.
Golf Course Design
Rees Jones, Inc.
Casino Architect
JCJ Architecture
Development Advisor
Interloc, Inc
MSEG, Inc
Acumen Development Group, LLC
DESIGN & CONSULTANT TEAM
Market Analysis
Hotel & Leisure Advisors
PKF Consulting
Ralph Stewart Bowden, Inc.
JB Research Company
Union Gaming Group, LLC
Leasing Agent
The Zall Company
Counsel
Zarin & Steinmetz
Brown, Sharlow, Duke & Fogel
Gilberti, Stinziano, Heintz & Smith
Steve Vegliante Law
Branding and Marketing
CO OP Brand Partners
Pilobolus
March 13, 2014

CONCORD
RESORT DEVELOPMENT
Concept Plan Report
EPT CONCORD RESORT

ADELAAR

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AFTER 8 YEARS WE ARE READY TO OPEN FOR BUSINESS
• PRD Zoning Law and Amendments – 2006-2012
• Conceptual Master Plan
• Generic and Site Specific Environmental Impact
Statements – SEQRA
• Comprehensive Development Plan – 2013
• Site Plan and Subdivision Approvals
• Infrastructure Appeals
• Industrial Development Agency Support
• Numerous Other Permits and Approvals
• Project Secures Significant Governmental
Approvals in 2013
March 13, 2014

EMPIRE
★★ RESORTS, INC. ★★

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EMANUEL PEARLMAN CHAIRMAN OF THE BOARD OF DIRECTORS March 13, 2014 39

The only existing casino-racetrack
operator in the Catskills.
Publicly traded NASDAQ-GM: NYNY.
Operates 1,110 VGMs, and a pari-
mutuel racing track. Staffed with 300+
employees.
Led by an experienced and cohesive
executive team with over 100 years of
collective gaming experience.
EMPIRE RESORTS
March 13, 2014

A bold, sleek and modern casino
design with a four-star hotel and
hospitality services.
Exclusive of other development at
Adelaar, our casino hotel costs will be
approximately $400 - $450 million.
Substantially completed construction
drawings.
Will operate under an exciting new
casino brand that will be announced in
the near future.
NEW DESTINATION RESORT & CASINO
March 13, 2014

CENTER BAR AND ENTERTAINMENT
FINE DINING RESTAURANTS
BUFFET
SHOW ROOM
HIGH LIMIT GAMING / LOUNGE AND BAR
EVENTS CENTER / PRE-FUNCTION AND TERRACE
GAMING
2150 SLOTS
32 TABLE GAMES
BUS WAITING / GRAB AND GO
SELF PARK ENTRY
5 LANE PORTE - COCHERE
EPR - ENTERTAINMENT VILLAGE
HOTEL LOBBY
ENTERTAINMENT BAR / 24 HOUR COFFEE SHOP

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March 13, 2014 42 NEW DESTINATION RESORT & CASINO

March 13, 2014 NEW DESTINATION RESORT & CASINO 43

WILDERNESS

CAMELBACK
Lodge & Indoor Waterpark

AQUATIC
DEVELOPMENT
GROUP, INC.

ADELAAR

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March 13, 2014
BRINGING EXPERIENCE AND INNOVATION TO ADELAAR
• A New York company for 50 years in
the aquatic recreation industry
• Designed, equipped or constructed
over 4,000 facilities worldwide
• Clients include Six Flags, Disney,
Dollywood, US Olympic Center
• Film credits: Master and Commander,
The Guardian and Life of Pi
• 160 acres of ski terrain, waterpark and
adventure courses
• 450-room indoor waterpark hotel
under construction
• The Poconos top four-season outdoor
destination
• One million visitors annually – half in
summer, half in winter
• Wilderness Resorts in the Wisconsin
Dells and Tennessee Smokies
• 450 guest rooms plus 150 vacation
villas/cabins spread over 600 acres
• 240,000sf of indoor waterparks,
conference center and spa
• One million overnight guests annually

Trail Head
Lodge Cottages
45 - 3,200 sf Units
Mt. Coaster
Snack Bar
Rope Tow
Chalet Rd
Ski-Tubing
Fishing Pond
The Dock-Snack Bar
Hilltop
Restaurant
Bar & Grill
Tubing
Terrain
Park
Rock Climbing
Action Area
- Mt. Coaster
- Rope Course
- Zip Lines
Tubing
Entry Forecourt
Outdoor
Water Park
The Oval
- Lawn Games
- Ice Rink
- Amphitheatre
Indoor
Water Park
Water Park Hotel

ADELAAR
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March 13, 2014
The new indoor waterpark hotel
and adventure park at Adelaar
•
Over 135 acres of hilly terrain
•
A 350-room family-style lodge
•
50 vacation villas/condos
•
An 80,000 sf indoor waterpark
•
A conference center and banquet
facility
•
Snow tubing, zip lines and a mountain
coaster
•
400 acres of expansion space
CREATING UNIQUE EXPERIENCES AT ADELAAR

COUNTY OF SULLIVAN INDUSTRIAL DEVELOPMENT AGENCY

SULLIVAN COUNTY CHAMBER OF COMMERCE & Industry, Inc.

ASSEMBLY STATE OF NEW YORK

NEW YORK HOTEL & MOTEL TRADES COUNCIL AFL-CIO

HVEDC

TOWN OF THOMPSON

BUILD IT RIGHT Hudson Valley Building and Construction Trades Council BUILD IT UNION

Sullivan COUNTY CATSKILLS Mountains of Opportunities

SULLIVAN COUNTY PARTNERSHIP FOR ECONOMIC DEVELOPMENT

SULLIVAN COUNTY CATSKILLS

ADELAAR

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March 13, 2014

We would like to thank the local community
groups and businesses that have lent their
support to our project:
• New York State Assembly 98   District
• Town of Thompson
• County of Sullivan Industrial Development Agency
• Sullivan County Partnership for Economic Development
• Sullivan County Chamber of Commerce
• Sullivan County Visitors Association
• Hudson Valley Economic Development Corporation
• Hudson Valley Building & Construction Trades Council
• New York Hotel & Motel Trades Council, AFL-CIO
• And many local businesses
STRONG LOCAL SUPPORT
th

4 SEASONS OF INDOOR FUN & OUTDOOR ADVENTURE
HOSPITALITY
ENTERTAINMENT
FOOD & DRINK
SPORTS & LEISURE
ATTRACTIONS
HEALTH & WELLNESS
CATSKILLS
EVENTS
A NEW WORLD-CLASS INTEGRATED DESTINATION RESORT
THE PLAN
•
Partner with a highly-qualified team that
knows how to get the job done
•
Approvals and permits in place
•
Ready to commence construction
THE BENEFITS
•
Hundreds of millions invested in NY State
•
Thousands of jobs for area residents
•
Fiscally and environmentally sustainable
March 13, 2014

ECONOMIC DEVELOPMENT
Transformative economic impact for
businesses and the community in the
region and state
• $750 million in investment through construction,
including land value
• $100 million in tax revenues for the region
• $600 million increase in annual economic
activity in the region
BENEFITS TO THE COMMUNITY
Source: Economic Benefits Report, AKRF, January 2013
March 13, 2014

March 13, 2014
WORKFORCE DEVELOPMENT
Jobs for area residents.
More than 5,000 new
jobs (construction and permanent).
Collaboration with existing local
businesses to help them to grow.
BENEFITS TO THE COMMUNITY
Source: Economic Benefits Report, AKRF, January 2013

TOURISM DEVELOPMENT
Boost tourism for the region by
creating a world-class destination.
Bringing visitors to Upstate New York.
Bringing tourists from Downstate New
York and beyond, to enjoy what the
Catskills has to offer.
BENEFITS TO THE COMMUNITY
March 13, 2014

March 13, 2014

LOCAL ENGAGEMENT
Working closely with local officials,
businesses, educators and agencies.
Ensuring the preservation of our part
of the Catskills natural environment.
Creating a gathering place for local
social and cultural activities.
BENEFITS TO THE COMMUNITY

adelaarNY.com

March 13, 2014 56